Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events Abstract
Subsequent Events

14. Subsequent Events

  Memoranda of agreement: On January 9, 2012, Mejit and Micronesia, each entered into one memorandum of agreement with APL (Bermuda) Ltd for the purchase of the container vessels, “APL Sardonyx” and “APL Spinel”, respectively, for the purchase price of $30.0 million each. Both vessels are chartered back to the seller for a period of about 24 months for a daily rate of $24,750, each. The charterers have the option to employ the vessel for another 12 months at the daily rate of $24,750 per day and a further 12 months thereafter at the rate of $28,000 per day. On January 11, 2012, a 10% advance was paid for each vessel amounting to $3.0 million and on February 17, 2012, when the m/v “APL Sardonyx” was delivered, the Company paid the balance of the purchase price amounting to $27.0 million. The m/v “APL Spinel” is expected to be delivered in March 2012.

  Vessel deliveries: On February 6, 2012, the Company took delivery of vessels “Cap San Raphael” and “Cap San Marco” (Note 4). On delivery of the vessels, the Company paid the balance of the purchase price amounting to $59.4 million and the vessels were placed in the service of the charterer, according to the terms of the charters attached to the memoranda of agreement.

  Loan drawdowns: On January 17, 2012, the Company drew down $48.75 million under the credit facility with RBS (Note 6) to refinance part of the acquisition cost of vessels “Sagitta” and “Centaurus”. On February 8 and 21, 2012 the Company drew down and aggregate of $35.15 million to refinance part of the acquisition cost of the vessels “Cap San Raphael”, “Cap San Marco” and “APL Sardonyx”.

  Declaration of dividends: On February 23, 2012, the Company declared dividends amounting to $3.5 million, or $0.15 per share, payable on or about March 22, 2012 to stockholders of record as of March 8, 2012.